UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 20, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41962	87-4752260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2025, SharpLink Gaming, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell and issue, in a reasonable best efforts registered offering (the “Offering”), an aggregate of 34,000 shares (the “Shares”) of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) and Pre-Funded Warrants (the “Pre-Funded Warrants”) to purchase up to 1,496,612 shares of Common Stock (the “Pre-Funded Warrant Shares”). The Shares were offered at an offering price of $2.94 per Share.

The gross proceeds from the Offering, before deducting the placement agent fees and offering expenses, were approximately $4.5 million. The Company intends to use the net proceeds received from the Offering for general working capital purposes and other purposes detailed in the prospectus for the Offering that has been filed with the U.S Securities and Exchange Commission (“SEC”).

The securities were offered and sold pursuant to the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-286964) previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective on May 20, 2025.

A holder of the Pre-Funded Warrants (together with its affiliates) may not exercise any portion of the Pre-Funded Warrant to the extent that the holder would own more than 4.99% (or 9.99%, at the election of the holder) of the outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of beneficial ownership of outstanding shares after exercising the holder’s Pre-Funded Warrants up to 9.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to the exercise.

The Purchase Agreement contains representations and warranties that the parties made to, and solely for the benefit of, each other in the context of all terms and conditions of that agreement and in the context of the specific relationship between the parties. The Purchase Agreement also contains customary conditions to closing, termination rights of the parties, certain indemnification obligations of the Company and ongoing covenants for the Company, including a prohibition on the Company’s sale and issuance of additional securities for a period of 30 days, subject to certain exceptions.

On May 20, 2025, the Company entered into a placement agency agreement (the “Placement Agent Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.” or “the “Placement Agent”), pursuant to which the Company engaged A.G.P. as the exclusive placement agent in connection with the Offering. The Company agreed to pay the Placement Agent a fee in cash equal to 7.00% of the gross proceeds from the sale of the Shares, as well as a management fee equal to 1.0% of the aggregate gross proceeds raised from the sale of the Shares and Pre-Funded Warrants. The Company also agreed to reimburse the Placement Agents for out-of-pocket expenses, including the reasonable fees of legal counsel not to exceed $75,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The descriptions of terms and conditions of the Purchase Agreement, the Pre-Funded Warrant and the Placement Agency Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement, the form of Pre-Funded Warrant, and the Placement Agency Agreement, which are attached hereto as Exhibits 10.1, 4.1, and 1.1, respectively, and incorporated herein by reference. Accordingly, the Purchase Agreement and Placement Agency Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and Placement Agency Agreement and not to provide investors with any other factual information regarding the Company or its business and investors and the public should look to other disclosures contained in the Company’s filings with the SEC for any other such factual information.

This Current Report on Form 8-K does not constitute an offer to sell the securities or a solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with market conditions and risks and uncertainties inherent in the Company’s business; and other risks described in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 8.01 Other Events.

Nasdaq Deficiency Compliance Update

As of May 20, 2025, the Company believes it has demonstrated compliance with Nasdaq Listing Rule 5550(a)(2), as a result of the reverse stock split previously undertaken on May 5, 2025, due to the Company’s Common Stock closing well above $1.00 for more than 10 consecutive trading days, although the Company has not been officially notified yet by Nasdaq of such regained compliance. The Company will notify its stockholders at the time of any such official notification by Nasdaq.

As of the date of filing of this Current Report on Form 8-K, the Company believes it is in compliance with Nasdaq Listing Rule 5550(b)(1), which requires stockholders’ equity greater than $2.5 million (the “Minimum Stockholders’ Equity Requirement”), as a result of the Offering described above, after anticipating all first quarter 2025 and second quarter 2025 expected losses, through the date of filing of this report, and expects to remain compliant for at least the next 12 months. On May 20, 2025, the Company submitted to Nasdaq, on a pro-forma basis, a financial statement reflecting the closing of the Offering and demonstrating its compliance with the Nasdaq Minimum Stockholders’ Equity Requirement.

Press Release

On May 20, 2025, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated May 20, 2025, by and between the Company and A.G.P./Alliance Global Partners.
4.1	Form of Pre-Funded Warrant.
10.1	Form of Securities Purchase Agreement, dated May 20, 2025, by and between the Company and the Purchasers named therein.
99.1	Press Release, dated May 20, 2025.
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer

Dated: May 20, 2025